BNY Mellon Global Stock Fund
SCHEDULE OF INVESTMENTS
August 31, 2026 (Unaudited)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 99.1%
Canada — 2.1%
Alimentation Couche-Tard, Inc.	129,500	7,799,246
France — 3.5%
L’Oreal SA	15,470	6,912,743
LVMH Moet Hennessy Louis Vuitton SE	11,370	5,986,653
		12,899,396
Hong Kong — 3.8%
AIA Group Ltd.	1,451,200	14,116,822
Ireland — 1.6%
Experian PLC	144,600	5,964,201
Italy — 2.0%
Ferrari NV	16,960	7,180,609
Japan — 4.5%
Keyence Corp.	18,528	9,702,989
Shin-Etsu Chemical Co. Ltd.	179,700	6,775,168
		16,478,157
Netherlands — 1.9%
ASML Holding NV	4,235	7,141,643
Spain — 1.9%
Industria de Diseno Textil SA	105,100	7,080,576
Switzerland — 2.1%
Lonza Group AG	10,620	7,575,298
Taiwan — 4.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	38,570	16,018,892
United Kingdom — 2.4%
Compass Group PLC	293,360	8,991,484
United States — 69.0%
Adobe, Inc.(a)	26,340	7,712,089
Amazon.com, Inc.(a)	67,130	17,438,360
Amphenol Corp., Cl. A	80,850	12,818,767
Arista Networks, Inc.(a)	10,030	1,962,771
Arthur J. Gallagher & Co.	15,080	3,953,222
Booking Holdings, Inc.	38,010	7,567,411
Cheniere Energy, Inc.	17,590	5,130,827
Cintas Corp.	11,880	2,397,265
Copart, Inc.(a)	161,500	5,327,885
Costco Wholesale Corp.	5,430	5,125,323
Edwards Lifesciences Corp.(a)	96,600	8,766,450
EOG Resources, Inc.	31,300	4,537,248
ExxonMobil Holdings Corp.	26,200	4,216,890
Fastenal Co.	140,600	6,932,986
Ferguson Enterprises, Inc.(b)	27,600	6,196,476
Fortinet, Inc.(a)	69,480	11,876,216
IDEXX Laboratories, Inc.(a)	6,910	3,846,728
Intuit, Inc.	10,380	3,729,534
Intuitive Surgical, Inc.(a)	21,210	7,993,200
Linde PLC	19,360	9,478,269
Mastercard, Inc., Cl. A	17,480	10,301,139
Mettler-Toledo International, Inc.(a)	2,640	3,709,570

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 99.1% (continued)
United States — 69.0% (continued)
Microsoft Corp.	44,910	22,782,394
Moody’s Corp.	13,980	7,054,867
NVIDIA Corp.	68,940	15,220,573
Old Dominion Freight Line, Inc.	17,380	3,475,305
O’Reilly Automotive, Inc.(a)	78,800	6,997,440
ResMed, Inc.(b)	42,870	10,293,087
Stryker Corp.	19,480	6,307,624
Texas Instruments, Inc.	27,700	7,227,207
The TJX Companies, Inc.	42,900	5,744,739
Visa, Inc., Cl. A	17,720	6,722,436
West Pharmaceutical Services, Inc.	18,900	6,446,979
Xylem, Inc.	50,400	5,549,544
		254,840,821
Total Equity Securities - Common Stocks (cost $185,666,883)		366,087,145

	1-Day Yield (%)
Investment Companies — .9%
Registered Investment Companies — .9%
BNY Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $3,305,482)	3.72	3,305,482	3,305,482
Total Investments (cost $188,972,365)		100.0%	369,392,627
Cash and Receivables (Net)		.0%	124,758
Net Assets		100.0%	369,517,385

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At August 31, 2026, the value of the fund’s securities on loan was $16,324,595 and the value of the collateral was
$16,902,251, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Global Stock Fund
August 31, 2026 (Unaudited)
The following is a summary of the inputs used as of August 31, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	366,087,145	—	—	366,087,145
Investment Companies	3,305,482	—	—	3,305,482
	369,392,627	—	—	369,392,627

†	See Schedule of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
Equity investments generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on Nasdaq markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a Nasdaq market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported net asset values (“NAVs”) each day. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors will not be able to purchase or sell (redeem) fund shares. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), or which are not valued by one or more independent pricing services, are valued at fair value as determined in good faith based on procedures approved by the Company’s Board of Directors (the “Board”). Fair value of investments is determined by the Adviser, as the fund’s valuation designee pursuant to Rule 2a-5 under the Act, using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At August 31, 2026, accumulated net unrealized appreciation on investments was $180,420,262, consisting of $187,664,133 gross unrealized appreciation and $7,243,871 gross unrealized depreciation.
At August 31, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.